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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                                FEBRUARY 15, 2005

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           COLORADO                     333-74846               84-1573852
        (State or other         (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9300
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         The purpose of this Form 8-K/A is to reflect the issuance of a second replacement Convertible Bridge Note by Raptor Networks Technology, Inc. (referred to herein as the "Company") on February 23, 2005, in connection with private debt financing in the original aggregate principal amount of $1,000,000, which debt financing was previously disclosed in Item 3.02 of a Form 8-K filed by the Company for February 15, 2005. The disclosures set forth in Item 3.02 of the Form 8-K for February 15, 2005 are hereby restated as set forth below.

         As previous disclosed in Item 2.03 of the Company's Form 8-K filed November 10, 2004, on November 5, 2004, the Company secured additional private debt financing from a private-party non-affiliate, in the original aggregate principal amount of One Million Dollars ($1,000,000). The net proceeds to the Company were Nine Hundred Thousand Dollars ($900,000), after the payment of a 10% placement fee. The debt was originally evidenced by a Convertible Bridge Note, dated November 18, 2004, effective as of November 5, 2004, and payable on demand after August 2005. The note accrued interest at the annual rate of ten percent (10%) and comprised an unsecured obligation of the Company. Pursuant to the terms of the note, the entire principal and accrued interest of the loan would automatically convert into shares issued in a future equity or equity based financing with gross proceeds of at least $4,000,000 resulting from the sale of the Company's Convertible Debentures or Series A Preferred Stock (if and when undertaken by the Company) at a twenty percent (20%) discount from the purchase price set in such future offering, if any. In addition, as further consideration for the debt financing, the Company agreed to issue to the investor 400,000 warrants for the purchase of the Company's authorized but previously unissued Common Stock with a purchase price of $1.25 per share. As of February 11, 2005, the Company had not issued to the investor any of such 400,000 warrants.

         Pursuant to a February 11, 2005 agreement to secure additional funding entered into between the Company and the private placement agent who secured the $1,000,000 debt financing (the "Funding Agreement"), the purchase price of the warrants was reduced to $0.60 per share and the number of warrants to be issued in connection with the $1,000,000 financing was increased from 400,000 to 600,000. In addition, pursuant to the Funding Agreement, the terms of the Convertible Bridge Note were amended to provide for automatic conversion into shares issued in a future equity or equity based financing with gross proceeds of at least $4,000,000 resulting from the sale of the Company's Common Stock (the "Common Stock Conversion").

         On February 15, 2005, the Company issued to the investor warrants for the purchase of 600,000 shares of the Company's Common Stock at a purchase price of $0.60 per share, effective as of November 18, 2004 (the date the original Convertible Bridge Note was signed), which warrants expire on November 18, 2009. On February, 15, 2005, the Company also issued a replacement Convertible Bridge Note evidencing the Common Stock Conversion, which note was effective as of November 18, 2004. Other than the addition of the Common Stock Conversion, the terms of the replacement note were identical to the terms of the original note issued in November 2004. On February 23, 2005, the Company issued a second replacement Convertible Bridge Note, with terms identical to the note issued on February 15, 2005, except that the effective date was changed to November 5, 2004 (the effective date of the original Convertible Bridge Note issued in November 2004).

         As previously disclosed in Item 1.01 of the Company's Form 8-K filed January 24, 2005, on January 14, 2005, the Company secured additional private debt financing from various private-party non-affiliate individuals, in the original aggregate principal amount of Two Hundred Seventy-Five Thousand Dollars ($275,000). The net proceeds to the Company were Two Hundred Forty-Seven Thousand Five Hundred Dollars ($247,500), after the payment of a 10% placement fee. The debt was originally evidenced by seven Convertible Bridge Notes, each dated January 21, 2005, payable on demand after August 2005, which accrued interest at the annual rate of ten percent (10%) and comprised an unsecured obligation of the Company. Pursuant to the terms of the notes, the entire principal and accrued interest of the loans would automatically convert into shares issued in a future equity or equity based financing with gross proceeds of at least $4,000,000 resulting from the sale of the Company's Convertible Debentures or Series A Preferred Stock (if and when undertaken by the Company) at a twenty percent (20%) discount from the purchase price set in such future offering, if any. In addition, as further consideration for the debt financing, the Company agreed to issue to the investors 110,000 warrants for the purchase of the Company's authorized but previously unissued Common Stock with a purchase price of $1.25 per share. As of February 11, 2005, the Company had not issued to the investors any of such 110,000 warrants.

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         Pursuant to the February 11, 2005 Funding Agreement, the purchase price of the warrants was reduced to $0.60 per share and the number of warrants to be issued in connection with the $275,000 financing was increased from 110,000 to 165,000. In addition, pursuant to the Funding Agreement, the terms of the Convertible Bridge Notes were amended to provide for Common Stock Conversion .

         On February 15, 2005, the Company issued to the investors warrants for the purchase of 165,000 shares of the Company's Common Stock at a purchase price of $0.60 per share, effective as of January 21, 2005 (the date of the original Convertible Bridge Notes), which warrants expire on January 21, 2010. On February, 15, 2005, the Company also issued seven replacement Convertible Bridge Notes evidencing the Common Stock Conversion, which notes are effective as of January 21, 2005. Other than the addition of the Common Stock Conversion, the terms of the replacement notes are identical to the terms of the original notes issued on January 21, 2005.

         As previously disclosed in Item 8.01 of the Company's Form 8-K filed January 24, 2005, on January 14, 2005, the Company issued 975,000 shares of its Common Stock to Palisades Capital, LLC ("Palisades"), pursuant to a settlement agreement entered into between the Company, Palisades and other related parties. The shares were issued as partial consideration for a general release by Palisades and other plaintiffs of any and all known or unknown claims or actions against the Company, its executive officers, one of the Company's corporate counsel, the Company's transfer agent and all other shareholders, officers, directors and employees of the Company.

         As previously disclosed in Item 1.01 of the Company's Form 8-K filed February 3, 2005, on January 28, 2005, the Company secured additional private debt financing from various private-party non-affiliate individuals, in the original aggregate principal amount of One Hundred Thirty Thousand Dollars ($130,000). The net proceeds to the Company were One Hundred Seventeen Thousand Dollars ($117,000), after the payment of a 10% placement fee. The debt was originally evidenced by six Convertible Bridge Notes, each dated January 31, 2005, payable on demand after August 2005, which accrued interest at the annual rate of ten percent (10%) and comprised an unsecured obligation of the Company. Pursuant to the terms of the notes, the entire principal and accrued interest of the loans would automatically convert into shares issued in a future equity or equity based financing with gross proceeds of at least $4,000,000 resulting from the sale of the Company's Convertible Debentures or Series A Preferred Stock (if and when undertaken by the Company) at a twenty percent (20%) discount from the purchase price set in such future offering, if any. In addition, as further consideration for the debt financing, the Company agreed to issue to the investors 52,000 warrants for the purchase of the Company's authorized but previously unissued Common Stock with a purchase price of $1.25 per share. As of February 11, 2005, the Company had not issued to the investors any of such 52,000 warrants.

         Pursuant to the February 11, 2005 Funding Agreement, the purchase price of the warrants was reduced to $0.60 per share and the number of warrants to be issued in connection with the $130,000 financing was increased from 52,000 to 78,000. In addition, pursuant to the Funding Agreement, the terms of the Convertible Bridge Notes were amended to provide for Common Stock Conversion.

         On February 15, 2005, the Company issued to the investors warrants for the purchase of 78,000 shares of the Company's Common Stock at a purchase price of $0.60 per share, effective as of January 31, 2005 (the date of the original Convertible Bridge Notes), which warrants expire on January 31, 2010. On February, 15, 2005, the Company also issued six replacement Convertible Bridge Notes evidencing the Common Stock Conversion, which notes are effective as of January 31, 2005. Other than the addition of the Common Stock Conversion, the terms of the replacement notes are identical to the terms of the original notes issued on January 31, 2005.

         As previously disclosed in Item 1.01 of the Company's Form 8-K filed February 22, 2005, on February 15, 2005, the Company secured additional private debt financing from various private-party non-affiliate individuals, in the aggregate original principal amount of One Hundred Forty Thousand Dollars ($140,000). The net proceeds to the Company were One Hundred Twenty-Six Thousand Dollars ($126,000), after the payment of a 10% placement fee. The debt is evidenced by six Convertible Bridge Notes, each dated February 15, 2005, payable on demand after August 31, 2005, which accrue interest at the annual rate of ten percent (10%) and comprise an unsecured obligation of the Company. The entire principal and accrued interest of the loans shall automatically convert into shares issued in a future equity or equity based financing with gross proceeds of at least $4,000,000 (at a twenty percent (20%) discount from the purchase price set in such future offering, if and when undertaken by the Company) resulting from the sale of the Company's Convertible Debentures, Series A Preferred Stock, or Common Stock.

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         In addition, as further consideration for the debt financing, on
February 15, 2005, the Company issued 84,000 warrants for the purchase of the Company's authorized but previously unissued Common Stock with a purchase price of $0.60 per share, which warrants expire on February 15, 2010.

         As previously disclosed in Item 8.01 of the Company's Form 8-K filed February 22, 2005, on February 15, 2005, the Company agreed to issue 262,500 shares of its Common Stock to plaintiffs and plaintiffs' counsel pursuant to a settlement agreement entered into on February 15, 2005 between the plaintiffs and the Company. The shares were issued as partial consideration for a general release by plaintiffs of any and all known or unknown claims or actions against the Company, several of the Company's current executive officers, one of the Company's past executive officers, and all other shareholders, officers, directors and employees of the Company.

         The issuances of securities described above were made in reliance upon the exemption from registration available under Section 4(2) of the Securities Act of 1933, as amended, among others, as a transaction not involving a public offering. This exemption was claimed on the basis that the transactions did not involve any public offering and the purchasers provided written assurances that they were accredited or sophisticated and had sufficient access to the kind of information registration would provide. The securities were issued with appropriate restrictive legends.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 1, 2005                    RAPTOR NETWORKS TECHNOLOGY, INC.



                                       By:  /s/ Bob van Leyen
                                            -----------------------------------
                                            Bob van Leyen
                                            Secretary/Chief Financial Officer



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